                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 25, 2000 (July 21, 2000)
                                                   -----------------------------


                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         WASHINGTON                     333-26649                   91-1671412
(State or other jurisdiction           (Commission               (I.R.S. Employer
      of incorporation)                File Number)             Identification No.)

10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA                 20191
      (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:         (703) 390-5100
                                                     --------------------------




-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

      We entered into a purchase, release and settlement agreement dated as of July 21, 2000 with the Founders Group, who collectively are the minority shareholders in McCaw International (Brazil), Ltd. Under that agreement, we would make a cash payment to members of the Founders Group totaling $146 million, we would receive all of the equity interests held by the Founders Group in our Brazilian operating company and we would exchange mutual releases with all of the members of the Founders Group. In addition, all pending court disputes between us and Telcom Ventures, a member of the Founders Group, would be permanently dismissed. These disputes have been more fully described in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2000, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 15, 2000.

      As a result, all rights of the Founders Group as minority shareholders in our Brazilian operating company as described in the Form 10-K and Form 10-Q, including their rights to put their equity interests to us beginning in October 2001, would terminate. Although it is presently anticipated that the transactions contemplated by this agreement would occur in early August 2000, there can be no assurance that they will occur in the anticipated time frame or on the anticipated terms, if at all.

      The $146.0 million payment described above would be in addition to the potential investments of about $175.0 million disclosed in the Form 8-K filed with the Securities and Exchange Commission on July 19, 2000. A copy of the purchase, release and settlement agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


      SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Some of the matters and subject areas discussed in this Current Report on Form 8-K that are not historical or current facts deal with potential future circumstances and developments. The discussion of these matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from our actual future experience involving any one or more of these matters and subject areas. We have attempted to identify, in context, some of the factors that we currently believe may cause actual future experience and results to differ from our current expectations regarding the transactions described above. These risks and uncertainties supplement the risks and uncertainties that are described in our Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. NOT APPLICABLE

        (b)    PRO FORMA FINANCIAL INFORMATION. NOT APPLICABLE

        (C)    EXHIBITS.

                  Exhibit No       Exhibit Description
                  ----------       -------------------

                  99.1             Purchase, Release and Settlement Agreement dated as of July 21, 2000 among
                                   Nextel International, Inc., McCaw International (Brazil), Ltd., Telecom
                                   Ventures, LLC and the other parties listed on the signature pages thereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEXTEL INTERNATIONAL, INC.


Date: July 25, 2000                By: /s/ Thomas J. Sidman
                                     -------------------------------------
                                       Vice President





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                                  EXHIBIT INDEX

            Exhibit No       Exhibit Description
            ----------       -------------------
            99.1             Purchase, Release and Settlement Agreement dated as of July 21, 2000 among
                             Nextel International, Inc., McCaw International (Brazil), Ltd., Telecom
                             Ventures, LLC and the other parties listed on the signature pages thereto.